UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2018 (September 17, 2018)

LINN ENERGY, INC.

(Exact name of registrant specified in its charter)

Delaware	000-51719	83-1207960
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Master Reorganization Agreement and Merger Agreements

On September 17, 2018, Linn Energy, Inc. (the “Company”) entered into a Master Reorganization Agreement (the “Reorganization Agreement”) with Roan Holdings, LLC (“Roan Holdings”) and Roan Resources LLC (“Roan LLC”), to effectuate the reorganization of the Company’s and Roan Holdings’ respective 50% equity interests in Roan LLC under Roan Resources (as defined below). The transactions contemplated by the Reorganization Agreement and the related Merger Agreements (as defined below) are referred to herein as the “Reorganization.”

Prior to the closing of the Reorganization Agreement, (i) the Company will form Roan Resources, Inc. (“Roan Resources”) as a wholly owned subsidiary of the Company; (ii) Roan Resources will form LINN Merger Sub #2, LLC (“Linn Merger Sub”) and LINN Merger Sub #3, LLC (“Holdco Merger Sub”) as wholly owned subsidiaries of Roan Resources; and (iii) Roan Holdings will form Roan Holdings Holdco, LLC (“Roan Holdco”) as a wholly owned subsidiary of Roan Holdings. On the closing date for the Reorganization Agreement (the “Effective Date”), the parties thereto will enter into, among other agreements:

•

a merger agreement (the “Linn Merger Agreement”) between the Company, Roan Resources and Linn Merger Sub, pursuant to which Linn Merger Sub will merge with and into the Company, with the Company surviving the merger as Roan Resources’ wholly owned direct subsidiary, and the Company’s stockholders receiving an aggregate of 76,269,766 shares of Roan Resources’ Class A common stock, par value $0.001 per share (“Roan Common Stock”), as merger consideration (the “Linn Merger”);

•

a merger agreement (the “Roan Holdco Merger Agreement” and, together with the Linn Merger Agreement, the “Merger Agreements”) between Roan Holdings, Roan Resources, Roan Holdco and Holdco Merger Sub, pursuant to which, immediately after the Linn Merger, Holdco Merger Sub will merge with and into Roan Holdco, with Roan Holdco surviving the merger as Roan Resources’ wholly owned direct subsidiary, and Roan Holdings, the sole member of Roan Holdco, receiving an aggregate of 76,269,766 shares of Roan Common Stock as merger consideration (the “Holdco Merger”);

•	amended and restated governing documents of the Company, Roan Resources and Roan LLC; and

•	other ancillary agreements between Roan Resources and certain of its principal stockholders, including a registration rights agreement, a stockholders’ agreement and a voting agreement.

The Linn Merger will be effected pursuant to Section 251(g) of the Delaware General Corporation Law, which provides for the formation of a holding company without a vote of the stockholders of the constituent corporations.

The ownership structure of Roan Resources and the Company that will result from the consummation of the Reorganization is illustrated below.

Following the Reorganization, the Roan Common Stock is expected to begin trading on the OTCQB Market under the ticker “ROAN,” and the Company’s Class A common stock, par value $0.001 per share, will cease trading on the OTCQB Market.

The Reorganization Agreement contains customary representations and warranties of the Company and Roan Holdings, as well as customary pre-closing covenants of the parties. The closing is subject to the satisfaction or waiver of specified conditions, including the approval by Roan Resources’ stockholders of the Holdco Merger and Roan Resources’ amended and restated governing documents. There can be no assurance that these closing conditions will be satisfied.

The Reorganization Agreement may be terminated, subject to certain exceptions, (i) by mutual written consent of the Company and Roan Holdings, (ii) upon certain material breaches of the Reorganization Agreement that remain uncured following applicable notice periods, (iii) if the closing has not occurred on or before November 15, 2018 or such later date as may be agreed by the Company and Roan Holdings, and (iv) upon the occurrence of certain other events specified in the Reorganization Agreement.

The foregoing description of the Reorganization Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Reorganization Agreement (including Exhibits A through M thereto), which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. The Reorganization Agreement is filed herewith to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Roan Holdings or Roan LLC as of the specific dates therein, is solely for the benefit of the parties to the Reorganization Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Reorganization Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Reorganization Agreement and this subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts are “forward-looking statements.” These statements are based on certain assumptions and expectations made by the Company, which reflect management’s experience, estimates and perception of historical trends, current conditions and anticipated future developments. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements. These include risks relating to uncertainties that may delay or negatively impact the Reorganization or cause the Reorganization to be delayed or to not occur at all, uncertainties related to the Company’s and Roan LLC’s ability to realize the anticipated benefits of the Reorganization, the potential negative effects of the Reorganization, financial and operational performance and results of the Company and Roan LLC, continued low or further declining commodity prices and demand for oil, natural gas and natural gas liquids, ability to hedge future production, ability to replace reserves and efficiently develop current reserves, the capacity and utilization of midstream facilities and the regulatory environment. These and other important factors could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. Please read “Risk Factors” in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other public filings. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Reorganization and as described above in Item 1.01 of this Current Report, on the Effective Date, Roan Resources expects to issue 76,269,766 shares of Roan Common Stock to Roan Holdings pursuant to the Master Reorganization Agreement and the Roan Holdco Merger Agreement. Such issuances of Roan Common Stock will not involve any underwriters, underwriting discounts or commissions or a public offering, and will be made in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with and effective upon the Reorganization, each of David B. Rottino, President and Chief Executive Officer, James G. Frew, Executive Vice President and Chief Financial Officer, and Darren Schluter, Executive Vice President, Finance, Administration and Chief Accounting Officer, will depart from the Company. Each such officer has indicated to the Board that his or her departure is not due to any disagreement with the Company or its management with respect to any matter relating to the Company’s operations, policies or practices.

Item 8.01	Other Events.

On September 18, 2018, the Company issued a press release announcing the entrance into the Reorganization Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

2.1#	Master Reorganization Agreement dated September 17, 2018, by and among Linn Energy, Inc., Roan Resources Holdings, LLC and Roan Resources LLC.

99.1	Press Release dated September 18, 2018.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINN ENERGY, INC.

Date: September 21, 2018	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer